UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2020 (August 25, 2020)

Riot Blockchain, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

202 6th Street, Suite 401, Castle Rock, CO 80104
(Address of principal executive offices)

(303) 794-2000
(Registrant’s telephone number, including area code)

(Former name, former address, and former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	RIOT	The NASDAQ Stock Market (NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement.

New Sale and Purchase Agreement with Bitmain – 5,100 S19 Pro Miners

On August 25, 2020, Riot Blockchain, Inc. (“Riot,” “us,” “we,” “our,” or the “Corporation”) entered into an additional sale and purchase agreement (the “Follow-On Agreement”) with Bitmaintech PTE, LTD (“Bitmain”), for the purchase of 5,100 additional Antminer S19 Pro digital currency miners (the “Miners”), substantially on the terms and conditions of the Sale and Purchase Agreement for the acquisition of 8,000 S19 Pro Miners, entered into by and between Riot and Bitmain on August 12, 2020 (the “August 12, 2020 Agreement”), as reported by the Corporation on its current report on Form 8-K filed on August 18, 2020 (the “August 18, 2020 Report”.

Pursuant to the Follow-On Agreement, Riot will pay Bitmain approximately $11.2 million (subject to adjustments, offsets and costs as set forth in the Follow-On Agreement) (the “Purchase Price”) as follows: (i) 30% of the Purchase Price, payable within two days of Bitmain’s acceptance of Riot’s order as a refundable down payment; (ii) 10% of the Purchase Price to be paid on or before October 15, 2020; (iii) 10% to be paid on or before November 15, 2020; and (iv) the remaining 50% to be paid in five monthly installments beginning on January 1, 2021, with the final payment to be made on or before May 1, 2021. Delivery of the 5,100 additional new S19 Pro Miners is to be made in five installments as follows: (i) 200 Miners by February 28, 2021; (ii) 400 Miners by March 31, 2021; (iii) 400 Miners be April 30, 2021; (iv) 2,100 Miners by May 31, 2021; and (v) the remaining 2,000 Miners by June 30, 2021.

The foregoing description of the Follow-On Agreement does not purport to be complete and is qualified in its entirety by reference to the Follow-On Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”) and is incorporated into this Report by reference.

Amendment No. 1 to Sale and Purchase Agreement with Bitmain – 8,000 S19 Pro Miners

In connection with Corporation’s entry into the Follow-On Agreement, the Corporation and Bitmain entered into Amendment No.1 to the August 12, 2020 Agreement, effective as of August 25, 2020 (the “Amended Agreement”), in order to apply the per-Miner volume discount extended by Bitmain to Riot to the purchase price for the 8,000 S19 Pro Miners Riot is acquiring pursuant to the August 12, 2020 Agreement. According to the Amended Agreement, the aggregate purchase price for the 8,000 S19 Pro Miners has been reduced by approximately $200,000 from the $17.7 million originally reported in the August 18, 2020 Report, to approximately $17.5 million.

No other terms or provisions of the August 12, 2020 Agreement were changed by the Amended Agreement.

The foregoing description of the Amended Agreement does not purport to be complete and is qualified in its entirety by reference to the Amended Agreement, a copy of which is filed as Exhibit 10.2 to this Report and is incorporated into this Report by reference.

Item 8.01 – Other Events.

On August 26, 2020, the Corporation issued a press release announcing the acquisition of an additional 5,100 new S19 Pro Miners, as disclosed under Item 1.01 of this Report. A copy of the Corporation’s press release announcing the purchase is attached hereto as Exhibit 99.1.

The information provided under this Item 8.01, including exhibit 99.1, is being furnished by the Corporation pursuant to this Item 8.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth in any such filing.

About Riot Blockchain, Inc.

Information reported in this Current Report on Form 8-K is limited to the scope of the information reportable under a Current Report on Form 8-K under the rules and regulations of the Commission. Please refer to the additional information concerning the Corporation referenced in the following notices and safe harbor provision for material risks and other uncertainties.

Investor Notice

An investment in the Corporation’s common stock involves a high degree of risk, and an investor should only purchase the Corporation’s securities if he or she can afford to suffer the loss of his or her entire investment. In determining whether to purchase the Corporation’s common stock, an investor should carefully consider all of the material risks described under Item 1A under the heading “Risk Factors” in our most recent Annual Report on Form 10-K for the year ended December 31, 2019, filed with the SEC on March 25, 2020, as amended and supplemented and updated by subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, together with the financial or other information contained or incorporated by reference in such reports. In addition to the risks discussed in these reports, other risks not presently known to us or that we currently believe to be immaterial may also adversely affect our business, financial condition and results of operations, perhaps materially. The discussions regarding material risks also include forward-looking statements, and actual results and events may differ substantially from those discussed or highlighted in those forward-looking statements.

Safe Harbor

The information provided in this Report may include forward-looking statements relating to future events or the future financial performance of the Corporation. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Words such as “anticipates,” “plans,” “expects,” “intends,” “will,” “potential,” “hope” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based upon current expectations of the Corporation and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties. Detailed information regarding factors that may cause actual results to differ materially from the results expressed or implied by statements in report relating to the Corporation may be found in the Corporation’s periodic filings with the Commission, including the factors described in the sections entitled “Risk Factors,” copies of which may be obtained from the SEC’s website at www.sec.gov. The Corporation does not undertake any obligation to update forward-looking statements contained in this Report.

Item 9.01. (d) Exhibits.	Financial Statements and Exhibits.

Exhibit Number	Description
10.1†	Sale and Purchase Agreement by and between Bitmaintech PTE, LTD and Riot Blockchain, Inc., dated as of August 25, 2020.
10.2†	Amendment No. 1 to Sale and Purchase Agreement by and between Bitmaintech PTE, LTD and Riot Blockchain, Inc., dated as of August 25, 2020.
99.1	Press Release, issued by Riot Blockchain, Inc. on August 26, 2020, announcing the agreement with Bitmain to purchase 5,100 S19 Pro Miners (furnished pursuant to Item 8.01 of this Current Report on Form 8-K).*

† Portions of this exhibit have been omitted as confidential information.

* The information contained in this Press Release is furnished but not filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT BLOCKCHAIN, INC.

By:	/s/ Jeffrey McGonegal
Jeffrey McGonegal
Chief Executive Officer

Date: August 27, 2020